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                                                                      EXHIBIT 23

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Search Financial Services, Inc.
(F.K.A. Search Capital Group, Inc.)
Dallas, Texas

        We hereby consent to the incorporation by reference in the Form 10-K of our report dated May 23, 1997, relating to the consolidated financial statements of Search Financial Services, Inc. for the year ended March 31, 1997, appearing in the Company's Form S-4 filed June 25, 1997.





                                                    BDO SEIDMAN, LLP
                                                    --------------------------
                                                    BDO SEIDMAN, LLP


Dallas, Texas
June 30, 1997